HQ GLOBAL EDUCATION INC.

OTCBB□HQGE
www.hq-education.com

Safe Harbor Statement

Information Regarding Forward-Looking Statements: Except for historical information contained herein, the statements made in the presentation are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, product demand, market competition, and risks inherent in our operations.

HQ GLOBAL

OUR COMMITMENT

High Quality, High Brand Recognition, High Skill levels, High Growth

Sharing Resources Between Schools, Markets and Enterprises

Improve the quality of human resources · Transfer rural labor force · Develop Labor economy

Company Overview

- Founded in 1994, headquartered in Changsha, Hunan Province, China
- Leading provider of customized vocational training and private education
- 10 vocational schools : 4 private and 6 public schools
- Unique business model: order-oriented education model
- Customized training contracts with 128 enterprises, 100% job placement
- $31.62 million of fixed assets; FY 2010: $47.06 million of revenue and $13.57 million of net income; Fiscal 2011 Q1: &16.60 million of revenue, YOY 28%.
- Support and top honors from central and local governments
- Nationally renowned and widely reported by top media, e.g. People's Daily

Strong Financial Performance

- **Net Income of 2008 FY,2009 FY, 2010 FY□US$□**



16000000
14000000
12000000
10000000
8000000
6000000
4000000
2000000
0
7,797,558.00
10,667,175.00
13,571,118.00
5,484,780.00
2008
2009
2010
2011 Q1

Revenue Streams

FY 2010


Tuition
61%
Campus Service
27%
Order-oriented Service
12%
Revenue

New Revenue Streams in FY 2011-2013


Order-oriented Service
Professional Certification Program
Distance Network Education
Campus Service
Textbook Selling
Human Resources Service
Tuition

Income Statement/Balance Sheet

环球教育
HQ GLOBAL EDUCATION

Income Statement

In Millions	Fiscal 2011 Q1 Ending 11/30/2010	Fiscal 2010 Q1 Ending 11/30/2009
Revenue:	$16.6	$13 ▲ 28% YOY
Gross Profit:	6.5	5.2 ▲ 25% YOY
GP Margin:	39.0%	39.6%
Operating Income:	$5.5	$4.6 ▲ 22% YOY
Net Income:	$5.5	$3.6 ▲ 54% YOY
EPS Basic and Diluted	$0.17	$0.17 *

* Based on 20.5 million shares

Balance Sheet

In Millions	November 30, 2010	August 31, 2010
Cash:	$9.8	$5.2
Current Assets:	$24	$15.5
Total Assets:	$57.7	$46.6
Current Liabilities:	$10.3	$5
Total Liabilities:	$10.7	$5.9
Total Shareholders Equity:	$47	$40.6

Financial Snapshot

Fiscal Year End:	August 31st
Symbol:	OTCBB: HQGE
Stock Price (3/1/2011):	$3.00
Shares Outstanding:	33 M
Float:	5 M
Market Cap:	$99 M
Fiscal Q1 2011 Revenue:	$16.6 M▲ 28 % YOY
Fiscal Q1 2011 Net Income:	$5.5 M▲ 54 % YOY
Fiscal Q1 2011 EPS:	$0.17
Revenue (ttm):	$50.7 M
Net Income (ttm):	$15.5 M
EPS (ttm):	$0.47
Insider Ownership:	62.1%
Auditor:	Friedman LLP
Legal Counsel:	Gersten Savage LLP

*Friedman has audited our financial reports of 2008,2009 and 2010 fiscal years.

Recent Events

1/19/2011 – Announces Exchangeable Bond Transaction on Behalf of Its Principal Shareholder

1/14/2011 – Reports Fiscal 2011 First Quarter Financial Results

12/22/2010 – Standard & Poor's Initiates Factual Stock Report Coverage on HQ Global Education Inc.

Strong Financial Performance



Fiscal Year End Revenue and Net Income (In millions)
60
50
40
30
20
10
0
$28.8
$36.1
$47.1
$7.8
$10.7
$13.6
2008
2009
2010
Annual Revenue
Net Income



Fiscal Q1 Revenue, Gross Profit & Net Income (In millions)
20
16
12
8
4
0
$13
$5.2
$3.6
$16.6
$6.5
$5.5
2010
2011
Revenue
Gross Profit
Net Income

Revenue Streams by Quarter

Revenue Stream (in million)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Full Year 2010	Q1 2011
Tuition	$8.0	$3.8	$12.0	$4.8	$28.7 or 61%	$10.2
Campus Service	$4.1	$1.7	$5.2	$1.2	$12.3 or 26%	$4.4
Order-oriented Service	$0.9	$1.3	$0	$3.9	$6.1 or13%	$2.0
Total	$13.0	$6.9	$17.2	$10.0	$47.1	$16.6

Fiscal 2011 Q1 Revenue Stream Breakdown


Campus Service 27%
Tuition 61%
Order-oriented Service 12%

School Network Detail

School (FY 2010)	Changsha HQ	Shaoshan HQ	Shao shan	Shao yang	Tian-quan	Shi-mian	Ying-jing	Lu shan	Tian-Zhen (2011Q1)	New HQ Technical	Total
Year Established/ Acquired	1994	2005	2009	2008	2006	2006	2005	2006	2010		
Revenue	$18.3	$9.3	$2.9	$2.3	$2.5	$4.6	$3.8	$3.2	$1.3		$47.1
Tuition Revenue	$13.0	$5.7	$1.9	$1.2	$1.1	$2.2	$1.9	$1.6	$0.90		$28.6
Campus Service Rev.	$3.3	$2.4	$0.79	$0.80	$0.96	$1.6	$1.3	$1.1	$0.35		$12.3
Capex to date	8.0	1.8	3.3	3.1	0.9	0.7	3.4	0.8	1.1		22
Current Capacity	90%	80%	45%	70%	80%	80%	80%	85%	80%		
Increased Opportunity	10%	20%	55%	30%	20%	20%	20%	15%	20%		
# Students	9,625	7,067	2,187	2,289	2,431	4,624	3,429	2,825	2,628		34,477
% Students Paid by Gov.	64.1%	47.7%	82.7%	14.1%	0%	0%	0%	0%	66%		
% Students Paid by Students	35.9%	52.3%	17.3%	85.9%	100%	100%	100%	100%	34%		
# Teachers	647	442	119	131	162	286	257	200	126		2,370
# Teachers Paid by Gov.	329	282	78	93	83	211	198	149	0		1,549
# Teachers Paid by HQ Global	318	160	41	38	79	75	59	51	126		821

Note: Hunan New HQ Technical School mainly provides professional certification programs and is not in operation yet.

Experienced Management Team



Guangwen He
Chairman and CEO of HQ Global Education Inc.

Mr. Guangwen He, Doctor of education, was born on July 8,1968 in Ningxiang County, Hunan Province. He is currently CEO of HQ Global Education Inc. and his other titles include the director of China Association of Private Education, the vice-president of Hunan Association of Private Education, the 9th and 10th Standing Committee member of the CPPCC of Changsha, the vice-director of the 10th Committee of Education Science Culture and Health of the CPPCC of Changsha, and a pluralistic researcher of Hunan Education Science Research Institute, Private Education Research Office.

Mr. He began to engage in vocational education and established Changsha Huanqiu Vocational Education Group in 1994. He was received by state leaders Jia Qinglin, Han Qide and so on due to his schools' outstanding achievements. He was awarded the "Expert Enjoying Special Government Allowance", the "Advanced Individual of National Vocational Education", the "News Figure of National Private Education", the "National Excellent Migrant Workers in Cities", the "Candidate for Hunan New Century 121 Human Talents Engineering", one of the "Ten Outstanding Young Persons of Changsha City" by the government successively.

He was invited to present the first Boao Forum for Asia in 2002 and was invited to participate in the first Forum for Chinese Education Innovation in 2003. He has written 20 papers on vocational education, compiled 8 suits of school teaching materials and composed 6 works such as the Order Education and Vocational Education School Theory Exploration and Practice. He is frequently interviewed by CCTV, People's Daily, Guangming Daily, China Education News, Hong Kong's Wen Wei Daily and is listed in "Who's Who in the World".

In Februry 11, 2010, HQ completed reverse merger with Risetime, Mr. He became the chairman and CEO of the company.

Experienced Management Team



Male. Mr. Fang was born in 1965 in Huangshi City, Hubei Province. He received his Bachelor Degree of Accounting from Zhongnan University of Economics and Law in 1989 and became a Chinese Certified Tax Agent in 2000. Mr. Fang has 15-year investment management experience for public companies and 19-year experience in accounting and financial management.

Yunjie Fang CFO



Mr. Vonk has acted as the independent director since February 11, 2010. From 2002 to 2007 he was Chairman and CEO of Gevity HR, a NASDAQ listed Company. Previously, he was President and CEO of Randstad North America and a Member of the Group Executive Board of Randstad NV, the world's third largest staffing company. This followed 14 years in international banking where he began his career. Mr. Vonk earned an undergraduate degree in Holland and holds an MBA from Golden Gate University, San Francisco (1984).

Erik Vonk Director
Chairman of the Audit Committee

Experienced Management Team



Yabin Zhong Director
General Manager



Shimin Gan HR Manager



Shaozeng Wang Director
Chairman of the Nominating Committee



Junming Peng Director
Chairman of the Compensation committee

Experienced Management Team



Principal
Fenliang Zeng
Hunan Shaoshan Vocational School



Principal
Ming Huang
Hunan Shaoyang Vocational School



Principal
Jianbin Dai
Hunan New HQ Technical School



Principal
Yunchan Yang
Shanxi Tianzhen HQ School



Principal
Xuanju Chen
Sichuan Tianquan Vocational School



Principal
Lixin Chen
Hunan Shaoshan HQ Technical Secondary



Principal
Zhicheng Zhao
Sichuan Yingjing Vocation School



Principal
Changli Nie
Sichuan Lushan Vocational School



Principal
Zhiqiang Tan
Sichuan Shimian Vocational School



Principal
Wenfeng Zhou
Hunan Changsha HQ Vocational School

Competitive Advantages


Brand Recognition
Unique Business Model
Experienced Management Team
Government Support
16 Years Establishment
Strong Financial Performance
Huge Student Market (25 Provinces 26 ethnicities)
环球教育
HQ GLOBAL EDUCATION

Unique Business Model

Order-oriented Education

Contracts with 128 enterprises

acer
lenovo
PHILIPS sense and simplicity
TCL
BYD
FOXCONN
Panasonic ideas for life
FLEXTRONICS
FUJIFILM
EPSON EXCEED YOUR VISION
TOYOTA
NEC



校企合作战略伙伴单位
湖南宁乡经济技术开发区
员工培训基地
首批校企合作学校
—长沙环球职业中专学校
校企合作战略伙伴单位
中国上海人才市场
就业指导工作站
富士施乐（深圳）有限公司
Fuji Xerox Of Shenzhen Limited
指定员工培养基地
技能人才培训基地
技能人才定点培训与招聘单位
广东永枫集团有限公司
人力资源培训与储备基地
技能人才培训与定向就业基地
cei 竹华电子（深圳）有限公司
员工培养和人才储备基地

Managing Public Schools

- HQ takes over the management of public schools from local governments
- The government still owns the schools, pays teachers salaries and help recruit students
- Such agreement is usually for 15-20 years
- HQ is responsible for the entire operations and receives 100% revenue and profit
- HQ commits to invest $8-30 million in 20 years

Schools under Management

- Hunan Shaoshan Vocational School
- Hunan Shaoyang Vocational School
- Sichuan Yingjing Vocational School
- Sichuan Tianquan Vocational School
- Sichuan Shimian Vocational School
- Sichuan Lushan Vocational School

School Locations



Locations of HQ Subordinate Schools
Heilongjiang
Jilin
Liaoning
BEIJING
Tianjin
Hebei
Xinjiang
Gansu
Inner Mongolia
Ningxia
Qinghai
Shanxi
Shandong
Jiangsu
Shaanxi
Henan
Tibet
Shanghai
Anhui
Hubei
Sichuan
Zhejiang
Jiangxi
Hunan
Guizhou
Fujian
Yunnan
Guangxi
Guangdong
Taiwan
Hainan

Popular Training Programs

Machinery	Turner, Fitter, Planer, Miller, CAD, CAM, Digital control, Mold design, Mechanical drawing.
IT	3D MAX, Photoshop, Flash, Visual Basic, Animation design, Imaging &word processing
Fashion Design	Tailor, Cutter, Designer, Draughtsman, Pattern maker
Electronics	Electrician, Welder, Electronic circuit overhaul, Electronic technology application, Chip mounting technology, Numeral & embedded technology, Laser technology, Electrical maintenance
E-commerce	E-commerce professional, E-government professional, Office automation, Network technology
Tourism & Hotel Management	Tour guide, Hotel management, Room service, Chinese & Western cuisine
Finance	Accounting, Financial management
Language	Chinese Mandarin, English, Korean

Huge Student Market

- 37,408 students from 25 provinces as of November 30, 2010


HQ Global Student Number
40000
35000
30000
25000
20000
15000
10000
5000
0
18027
22513
28088
29833
34477
37408
2006
2007
2008
2009
2010
2011Q1


Market Share
生源分布

Brand Recognition


先进单位
会员单位
守信用企业
优秀学校
优秀单位
骨干基地
实验学校
职业教育先进单位
职业教育办学先进单位
教书育人先进集体
最具诚信民间组织
一等奖
一等奖
二等奖
第一名
团体一等奖
团体一等奖

100% Student Placement Rate

- Customized training contracts with 128 employers.
- Students acquire skills needed to meet specific job requirements.
- Two-year follow-up management for employed students.


市场占有率
就业方向

Government Support



Mr. Yucheng Lu, former Deputy Mayor of Beijing City and President of China Overseas Educated Scholars Development Foundations visited HQ Global in 2008.



Mr. Jinshi Yang, Deputy Director of Vocational & Adult Education Department of Education Ministry visited HQ Schools in 2003.



Mr. Zhixiang Tang, Vice Governor of Hunan People's Government visited HQ Global in 2002.



Mr. Runer Chen, Secretary of Municipal Committee of Changsha visited HQ Global in 2009.



Mr. Zheng Liu, former Governor of Hunan Province and Mz. Yue Liu, former Deputy Director of People's Congress of Hunan Province attended China-Germany Vocational Education Forum hold by HQ Global in 2004.



Mr. Yunzhao Xu, Vice Governor of Hunan People's Government visited HQ Global in 2005.

Good Faith and Reputation

环球教育
HQ GLOBAL EDUCATION


守信用企业
湖南省银行业协会颁发

Trustworthy Enterprise granted by Hunan Provincial Banking Association in 2002


授予
长沙环球教育集团:
人民政协宣传事业
特别贡献奖

Special Contribution Award of the Promotion Work of CPPCC granted by CPPCC National Committee in Feb 2005


长沙市首届"双十佳"民间组织评选
最具诚信民间组织
长沙市民间组织管理局
长沙市民间组织促进会

The Most Trustworthy Non-governmental Organization issued by Changsha Administration of Non-governmental Administration.



人民日报
RENMIN RIBAO

免费培训 推荐就业

中西部青年将享"雨露计划"



光明日报
GUANGMING DAILY

雨露计划助学中西部地区应用人才



湖南日报
HUNAN RIBAO

"环球"免费为中西部培养万名技能人才



农民日报

中西部万名应用人才助学行动启动

HQ Global's participation in Rain-dew Plan (Poverty Alleviation Program) was reported by many famous medias including The People's Daily, Guangming Daily, Hunan Daily and Farmer's Daily.

Growth Strategies

- New Schools:
  - ✓ Acquire private schools and managing public schools.
- Capacity Expansion:
  - ✓ Capacity expansion plan – Adopt flexible class and internship schedule
  - ✓ Investing in additional capacity
- New Training Programs:
  - ✓ New training areas to be offered based on demand
  - ✓ Online training options
  - ✓ Exam preparation, test taking, certificates
- Related Revenue Streams:
  - ✓ Publish own teaching material
  - ✓ Human Resource Service to assist with job search/training
- Relationship with Local Government Agents:
  - ✓ Continue to strengthen relationship with government through plans such as the Rain-dew Plan
  - ✓ Manage more public schools by cooperating with local education departments.
- Employer Relationships:
  - ✓ Maintain and develop new commercial relationships (128 growing to 200)

New Growth Impetus

FY	# of Schools
2008	7
2009	8
2010	10
2011E	
2012E	
2013E	


市场占有率
目标学校

Distance Network Education

Professional Certification Program

Hunan Resources Service

Textbook Publishing & Selling

Education Market Analysis

Population In China	National Strategies	National Policies	Tax Exemption
●1.34 billion in total ●330m students , No1 in the world. ●830m farmers ●40m living in poverty□ annual income less than RMB2000□ ●0.5m veterans ●Low-level educated students: 30 million Note: Low-level educated students refer to middle school graduates ●10-15m people from rural to urban. ●Annual growth of 12m blue-collar workers	●Transition period from a large country to a great country in terms of human resources ●Central government's focus on agriculture, rural areas and farmers. ●Urbanization : rural labor force to urban workers ●Labor economy as pillar of the local economy ●Revitalize the old industrial base of Northeast China ●The development of west regions ● Alleviate poverty through education	●Vocational Education Law ●Law on the Promotion of Privately-run Schools ●Law on the Promotion of Employment ●Decisions on the Development of Vocational Education by State Council ●Tax Incentive Policy ●Poverty Alleviation Policy ●Decision on Eastern regions supporting the education development in western regions ●90%of Gross enrollment in senior middle schools (2020□ ●Regulations on the promotion of school-enterprise co-operations to develop education in rural areas.	According to Fiscal Tax [2004] C-39, tax exemptions including business tax, income tax, housing tax, urban land utilization tax, stamp tax, farmland use tax, deed tax, agricultural tax and tax on special agricultural products.
National Vocational Schools	**Private schools China vs.. other countries**	**Enterprises and Shortage of Workers**	**Consumption Capability on Education in China:**
●21million on-campus students ●60% publics schools need more investment	●U.S. : 92%middle school, 72% college□20% primary school ●Private schools in developed countries: primary school 18%, middle school31%, college 50% or more (Source: United Nations) ●86% in Pilippines, 75% in Korean, 60% in Bangladesh, Brazil, Indonesia , Columbia. ●China: 297 public colleges and universities, 1.63m on-campus students; 318 independent colleges,1.86m on-campus students;906 privately-run colleges, 0.87m on-campus students ●5% private schools in China ●Chinese students account for 17% in the world, but education market value accounts for 2. Private education only takes up 1% of the whole education market in China.	●over 30m Large, medium and small sized enterprises in China ●over 2m skilled workers in need ●Shortage of skilled workers in Yangtze River Delta , Pearl River Delta ●Supply and demand gap of technical personnel in 2010: 17.46m -26.65m	●Household consumption : 20%annual growth rate of expense on education. ●Household deposit: 10% on education expenditure , No.1 of social consumption categories More than 12 years education for labor force aged 25 -64 years old in developed and moderately developed countries, but 8 years in China.

Contact Us

HQ Global Education, Inc.

Mr. Guangwen He,

Founder, Chairman & CEO

Tel:(+86 731) 88873727

Fax:(+86 731)88719797

27th Floor, BOBO Fortune Center

368 South Furong Road

Changsha, Hunan, China 410007

gw.he@hq-education.com

www.HQ-Education.com